(B.C. ZIEGLER AND COMPANY LOGO)
                         Quality Investments Since 1902

                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 2000

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 2000

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class Y Common Stock
                             (Institutional Shares)

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 2000

                         (PRINCIPAL PRESERVATION LOGO)

                             Cash Reserve Portfolio
                              Class B Common Stock
                                  (Contingent
                                Deferred Shares)

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 2000

CASH RESERVE PORTFOLIO
CLASS X COMMON STOCK (RETAIL SHARES)

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 August 30, 2000

Dear Shareholder:

  During the six months ending June 30, 2000, we continued our tremendous growth in assets as we went from $1,042,000,000 on December 31, 1999 to $1,302,000,000 on June 30, 2000. Contributing to our growth has been the sales inflows to our PSE Tech 100 Index Portfolio. Our participation in the technology market has been better on the upside while providing protection on the downside, through this diversified approach to a volatile market segment. Recently, articles have been written discussing the benefits of the price-weighted PSE Index vs. the more concentrated Nasdaq 100 and the widely accepted technology laden Nasdaq composite indices. We continue to see growing interest as well as substantial inflows into this fund.

  Finally, to better leverage our opportunities in the marketplace and position the mutual fund group to compete effectively into the new millennium, I have stepped away from the Board. I retain the titles of President and CEO. The Board of Directors elected Peter Ziegler as Chairman and a director of the fund family. Peter has been involved in the financial services industry for over 20 years. I look forward to his contribution to the fund family as a fiduciary on behalf of the fund shareholders.

  On the following pages, we discuss in further detail, the investment performance for the Cash Reserve Portfolio and look forward to your continued trust with us.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 August 30, 2000

Dear Shareholder:

  During the six months ending June 30, 2000, we continued our tremendous growth in assets as we went from $1,042,000,000 on December 31, 1999 to $1,302,000,000 on June 30, 2000. Contributing to our growth has been the sales inflows to our PSE Tech 100 Index Portfolio. Our participation in the technology market has been better on the upside while providing protection on the downside, through this diversified approach to a volatile market segment. Recently, articles have been written discussing the benefits of the price-weighted PSE Index vs. the more concentrated Nasdaq 100 and the widely accepted technology laden Nasdaq composite indices. We continue to see growing interest as well as substantial inflows into this fund.

  Finally, to better leverage our opportunities in the marketplace and position the mutual fund group to compete effectively into the new millennium, I have stepped away from the Board. I retain the titles of President and CEO. The Board of Directors elected Peter Ziegler as Chairman and a director of the fund family. Peter has been involved in the financial services industry for over 20 years. I look forward to his contribution to the fund family as a fiduciary on behalf of the fund shareholders.

  On the following pages, we discuss in further detail, the investment performance for the Cash Reserve Portfolio and look forward to your continued trust with us.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)

                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                 August 30, 2000

Dear Shareholder:

  During the six months ending June 30, 2000, we continued our tremendous growth in assets as we went from $1,042,000,000 on December 31, 1999 to $1,302,000,000 on June 30, 2000. Contributing to our growth has been the sales inflows to our PSE Tech 100 Index Portfolio. Our participation in the technology market has been better on the upside while providing protection on the downside, through this diversified approach to a volatile market segment. Recently, articles have been written discussing the benefits of the price-weighted PSE Index vs. the more concentrated Nasdaq 100 and the widely accepted technology laden Nasdaq composite indices. We continue to see growing interest as well as substantial inflows into this fund.

  Finally, to better leverage our opportunities in the marketplace and position the mutual fund group to compete effectively into the new millennium, I have stepped away from the Board. I retain the titles of President and CEO. The Board of Directors elected Peter Ziegler as Chairman and a director of the fund family. Peter has been involved in the financial services industry for over 20 years. I look forward to his contribution to the fund family as a fiduciary on behalf of the fund shareholders.

  On the following pages, we discuss in further detail, the investment performance for the Cash Reserve Portfolio and look forward to your continued trust with us.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                             CASH RESERVE PORTFOLIO
                                PORTFOLIO REVIEW
                           JUNE 30, 2000 (UNAUDITED)

  Short term interest rates continued their upward climb during the first quarter as robust economic growth and inflation concerns prompted the Federal Reserve to increase the Federal Funds rate another 50 basis points. Commercial paper spreads increased relative to Treasury bills and agencies as direct issuers enticed investors to extend maturities. As a result, the portfolio's quarter-end allocation to commercial paper increased to 76.8%, from 62.8% on December 31st. The percentage in the overnight repurchase agreement was also raised in anticipation of further tightening moves by the Fed in the second quarter.

  These actions resulted in the average maturity extending from 35 days, at year end, to 44 days by March 31st. We continued to methodically lengthen the average maturity towards the 55 day industry average. The shorter average maturity allowed us to meaningfully increase the gross yield, relative to our "longer" peers, as securities were reinvested at successfully higher rates.

  Short-term interest rates continued their upward climb during the second quarter as robust economic growth and inflation concerns prompted the Federal Reserve to increase the Federal Funds rate by 50 basis points on May 16th. As a result, commercial paper and agency spreads increased dramatically relative to Treasury bills as issuers continued to entice investors to extend maturities. During the quarter, commercial paper and agency discount note spreads increased from roughly 40 basis points to nearly 100 basis points relative to Treasury bills. To take advantage of this opportunity, the portfolio's quarter-end allocation to commercial paper and agencies increased to 93.2%, from 85.7% on March 31st. The percentage of the portfolio in the overnight repurchase agreement declined accordingly during the month of June after our anticipated tightening move by the Fed was behind us.

  These actions resulted in the average maturity extending further from 44 days, at the end of the first quarter, to 59 days by June 30th. The slightly longer average maturity is a reflection of the positive slope in the money market yield curve for securities maturing in less than one year.

CASH RESERVE PORTFOLIO
CLASS X COMMON STOCK (RETAIL SHARES)
FINANCIAL HIGHLIGHTS

                                                          FOR THE SIX
                                                         MONTHS ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                         JUNE 30, 2000     ---------------------------------------------------
                                                          (UNAUDITED)       1999           1998           1997           1996
                                                          -----------      ------         ------         ------         ------
(Selected data for each retail share of the Fund
outstanding throughout the periods)

Net asset value, beginning of period                       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------
Income from investment operations:
   Net investment income                                        .03           0.04           0.05           0.05           0.05

Less distributions:
   Dividends from net investment income                        (.03)         (0.04)         (0.05)         (0.05)         (0.05)
                                                           --------       --------       --------       --------       --------
Net asset value, end of period                             $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                           --------       --------       --------       --------       --------
                                                           --------       --------       --------       --------       --------

Total investment return (a)<F1>                               2.63%          4.35%          4.77%          4.80%          4.78%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)            $127,305       $136,998       $147,995       $122,710        $89,946
   Ratio of expenses to average net assets (b)<F2>            0.82%          0.90%          0.89%          0.86%          0.78%
   Capital contributions (a)<F1>                                 --             --             --          0.13%             --
   Ratio of net investment income
     to average net assets (b)<F2>                            5.09%          4.26%          4.65%          4.71%          4.73%

(a)<F1> In 1997 the advisers made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67% for 1997.
(b)<F2> For the years ended December 31, 1999, 1998, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                             ---------------------------------------------------
                                                                              1999           1998           1997           1996
                                                                             ------         ------         ------         ------
   Ratio of expenses to average net assets                                   0.93%          0.96%          0.94%          0.99%
   Ratio of net investment income
     to average net assets                                                   4.23%          4.58%          4.63%          4.63%

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS Y COMMON STOCK (INSTITUTIONAL SHARES)
FINANCIAL HIGHLIGHTS

                                                          FOR THE SIX
                                                         MONTHS ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                         JUNE 30, 2000       ---------------------------------------------------
                                                          (UNAUDITED)         1999           1998           1997           1996
                                                          -----------        ------         ------         ------         ------
(Selected data for each institutional share of the Fund
  outstanding throughout the periods)

Net asset value, beginning of period                        $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------       --------       --------       --------       --------
Income from investment operations:
   Net investment income                                        0.03           0.05           0.05           0.05           0.05

Less distributions:
   Dividends from net investment income                        (0.03)         (0.05)         (0.05)         (0.05)         (0.05)
                                                            --------       --------       --------       --------       --------
Net asset value, end of period                              $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------       --------       --------       --------       --------
                                                            --------       --------       --------       --------       --------

Total investment return (b)<F4>                                2.79%          4.67%          5.15%          5.21%          5.20%

Ratios/Supplemental Data:
   Net assets, end of period (nearest thousand)              $15,926        $10,536        $19,889        $33,057        $35,120
   Ratio of expenses to average net assets (a)<F3>             0.44%          0.58%          0.48%          0.45%          0.34%
   Capital contribution (b)<F4>                                   --             --             --          0.17%             --
   Ratio of net investment income
     to average net assets (a)<F3>                             5.54%          4.54%          5.06%          5.10%          4.95%

(a)<F3> For the  years ended December 31, 1999, 1998,  1997 and 1996 the adviser and  administrator voluntarily waived a portion  of their fees. Without these voluntary waivers, the ratios would have been as follows:

   Ratio of expenses to average net assets                                    0.62%          0.55%          0.54%          0.54%
   Ratio of net investment income to average net assets                       4.50%          4.99%          5.01%          4.75%

(b)<F4> During  1997, the adviser  made capital contributions  to offset losses  in securities.   Had the adviser  not made  capital
        contributions, the adjusted total return would have been 5.04%.

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS B COMMON STOCK (CONTINGENT DEFERRED SHARES)
FINANCIAL HIGHLIGHTS

                                                                            FOR THE                 FOR THE PERIOD FROM
                                                                           SIX MONTHS                DECEMBER 15, 1999
                                                                             ENDED                    (COMMENCEMENT OF
                                                                         JUNE 30, 2000                OPERATIONS)  TO
                                                                          (UNAUDITED)                DECEMBER 31, 1999
                                                                         -------------               -----------------
(Selected data for each Class B share of the Fund
  outstanding throughout the period)

Net asset value, beginning of period                                         $ 1.00                        $ 1.00
                                                                             ------                        ------
Income from investment operations:
     Net investment income                                                      .02                            --

Less distributions:
     Dividends from net investment income                                      (.02)                           --
                                                                             ------                        ------
Net asset value, end of period                                               $ 1.00                        $ 1.00
                                                                             ------                        ------
                                                                             ------                        ------

Total investment return                                                       2.34%                         3.47%*<F5>

Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)                            $1,047                          $117
     Ratio of expenses to average net assets                                  1.39%                         1.39%*<F5>
     Ratio of net investment income to average net assets                     4.16%                         3.47%*<F5>

*<F5>  Annualized.

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
BALANCE SHEET
JUNE 30, 2000 (UNAUDITED)

ASSETS:
   Investments in Securities, at amortized cost and value:
       U.S. Government and Agency Obligations                                                $ 20,874,908
       Investment in Repurchase Agreement                                                       8,359,134
       Short-term investments                                                                 115,650,090
   Interest receivable                                                                            162,301
   Other assets                                                                                     3,328
                                                                                             ------------
       Total Assets                                                                           145,049,761

LIABILITIES:
   Payable for capital shares redeemed                                  $558,432
   Dividends payable (Retail Class B)                                        199
   Dividends payable (Institutional Class Y)                              62,660
   Management fees                                                        25,166
   Accrued expenses                                                      125,511
                                                                        --------
           Total Liabilities                                                                      771,968
                                                                                             ------------

NET ASSETS                                                                                   $144,277,793
                                                                                             ------------
                                                                                             ------------

NET ASSETS CONSIST OF:
   Capital stock                                                                             $144,274,631
   Undistributed net investment income                                                              3,976
   Undistributed accumulated net realized (loss)                                                     (814)
                                                                                             ------------
           Net Assets                                                                        $144,277,793
                                                                                             ------------
                                                                                             ------------

RETAIL CLASS X
   Net Assets (in 000's)                                                                     $    127,305
   Shares Authorized                                                                              200,000
   Shares Issued and Outstanding                                                                  127,307
   Net asset value and redemption price per share                                                   $1.00

INSTITUTIONAL CLASS Y
   Net Assets (in 000's)                                                                     $     15,926
   Shares Authorized                                                                              200,000
   Shares Issued and Outstanding                                                                   15,924
   Net asset value and redemption price per share                                                   $1.00

RETAIL CLASS B
   Net Assets (in 000's)                                                                     $      1,047
   Shares Authorized                                                                              200,000
   Shares Issued and Outstanding                                                                    1,047
   Net asset value and redemption price per share                                                   $1.00

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
   Interest                                                                                    $4,662,776
                                                                                               ----------
           Total investment income                                                              4,662,776
                                                                                               ----------

EXPENSES:
   Investment advisory fees                                              154,258
   Administration fees                                                   115,693
   Shareholder servicing fees Class X                                    174,154
   Distribution fees Class X                                             106,273
   Distribution fees Class B                                               3,038
   Professional fees                                                      21,300
   Depository fees                                                         7,182
   Director fees                                                           3,098
   Registration fees                                                          --
   Transfer agent fees Class X                                               725
   Transfer agent fees Class Y                                               725
   Pricing                                                                    --
   Printing and postage fees Class X                                      18,489
   Printing and postage fees Class Y                                       5,702
   Miscellaneous expenses                                                  3,474
                                                                         -------
           Total expenses                                                614,111
   Less:   Waiver by the Adviser/Administrator                                --
                                                                         -------
           Net expenses                                                                           614,111
                                                                                               ----------
NET INVESTMENT INCOME                                                                           4,048,665

NET REALIZED GAIN FROM PORTFOLIO SALES                                                              1,039
                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $4,049,704
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX               FOR THE
                                                                          MONTHS ENDED             YEAR ENDED
                                                                         JUNE 30, 2000            DECEMBER 31,
                                                                          (UNAUDITED)                 1999
                                                                          -----------             ------------
OPERATIONS:
   Net investment income                                                 $  4,048,665             $  6,924,463
   Net realized gain (loss)                                                     1,039                   (1,852)
                                                                         ------------             ------------
        Net increase in net assets resulting from operations                4,049,704                6,922,611
                                                                         ------------             ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                            152,533,378              337,606,702
   Net asset value of shares issued in distributions                        3,687,963                6,269,819
   Cost of shares redeemed                                               (159,593,517)            (364,108,393)
                                                                         ------------             ------------
        Net decrease in net assets from capital share transactions         (3,372,176)             (20,231,872)
                                                                         ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Class B Shares                                                             (14,884)                    (145)
   Class X Shares                                                          (3,665,682)              (6,216,350)
   Class Y Shares                                                            (369,823)                (707,877)
                                                                         ------------             ------------
        Total distributions                                                (4,050,389)              (6,924,372)
                                                                         ------------             ------------

CAPITAL CONTRIBUTIONS                                                              --                       --
        Total decrease in net assets                                       (3,372,861)             (20,233,633)

NET ASSETS:
   Balance at beginning of period                                         147,650,654              167,884,287
                                                                         ------------             ------------
   Balance at end of period                                              $144,277,793             $147,650,654
                                                                         ------------             ------------
                                                                         ------------             ------------

    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

NOTE 1 - ORGANIZATION

Principal Preservation Portfolios, Inc. (the "Company"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Cash Reserve Portfolio (the "Fund"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

The Fund is a separate series of the Company, a Maryland corporation organized in 1984. The Fund's investment objective is a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund commenced operations on April 5, 1993. Institutionalshares were first offered on January 1, 1996. Class B shares were first offered on December 15, 1999.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Shares) and Class Y Common Stock (Institutional Shares). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as Retail Shares. Financial highlights presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

   a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

   b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

   c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1999 the Fund has a Federal income tax capital loss carryforward of $1,852 expiring in 2007. Management does not intend to make any distributions of future realized capital gains until its Federal income tax capital loss carryforward is exhausted.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly at December 31, 1999 reclassifications were made to increase undistributed net investment income by $4,228, decrease capital stock by $3,532 and increase accumulated net realized loss by $696.

   d) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by B.C. Ziegler and Company ("BCZ"). Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

   e) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   f) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

       Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

   a) INVESTMENT ADVISORY FEES - Ziegler Asset Management, Inc. ("ZAMI"), a wholly-owned subsidiary of The Ziegler Companies, Inc., is the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the six months ended June 30, 2000, the Fund incurred total Advisory fees of $154,258.

   b) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, BCZ, an affiliate of ZAMI, provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the six months ended June 30, 2000, the Fund incurred administration fees of $115,693.

   c) BCZ has an Accounting and Pricing Agreement with the Fund to provide accounting and pricing services. In addition, the Fund pays BCZ distribution fees and shareholder service fees for shareholder accounts maintained by BCZ instead of the applicable transfer agent fees. The total amount of the fees paid to BCZ for the six months ended June 30, 2000 were as follows:

       SHAREHOLDER SERVICE     DISTRIBUTION -     DISTRIBUTION -       FUND
             CLASS X               CLASS X            CLASS B       ACCOUNTING
       -------------------     --------------     --------------    ----------
             $174,154             $104,726            $3,038          $25,900

NOTE 4 - CAPITAL SHARE TRANSACTIONS

   (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 450,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth also have designated Class B (contingent deferred sales charge) shares. Each of the aforementioned portfolios and the Government Portfolio have designated Class C shares. The shares of the Cash Reserve Portfolio have Class X (Retail Shares) and Class Y (Institutional Shares) and Class B shares. The remaining 150,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

   (b) Shown below is the Capital share activity, in thousands, during the year ended December 31, 1999 and the six months ended June 30, 2000 for Class X and Class Y shares. The activity for Class B shares is from December 15, 1999 (inception) through December 31, 1999 and the six months ended June 30, 2000.

                                             CLASS X      CLASS Y      CLASS B
                                             -------      -------      -------
               SHARES OUTSTANDING
                AT DECEMBER 31, 1998         147,994       19,889          --
                                            --------      -------       -----
                Shares sold                  253,274       84,215         117
                Shares reinvested              6,215           55          --
                Shares redeemed             (270,481)     (93,628)         --
                                            --------      -------       -----
               SHARES OUTSTANDING
                AT DECEMBER 31, 1999         137,002       10,531         117
                                            --------      -------       -----
                Shares sold                  121,498       29,368       1,668
                Shares reinvested              3,660           15          13
                Shares redeemed             (134,853)     (23,990)       (751)
                                            --------      -------       -----
               SHARES OUTSTANDING
                AT JUNE 30, 2000             127,307       15,924       1,047
                                            --------      -------       -----
                                            --------      -------       -----

CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

 PRINCIPAL                                                                     MATURITY           INTEREST          VALUE
  AMOUNT                                                                         DATE               RATE          (NOTE 2A)
 ---------                                                                     --------           --------        ---------
CORPORATE BONDS -- 0.7%

 $1,000,000    Toyota Motor Credit Corporation                                   7/6/00             5.770%       $    999,915
                                                                                                                 ------------
               Total Corporate Bonds                                                                                  999,915
                                                                                                                 ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 14.5%

FEDERAL FARM CREDIT BANKS ("FFCB")
  2,000,000    FFCB Note                                                       10/10/00             5.900           1,996,650
                                                                                                                 ------------
               Total Federal Farm Credit Banks                                                                      1,996,650
                                                                                                                 ------------

FEDERAL HOME LOAN BANK ("FHLB")
  2,000,000    FHLB Note                                                        9/22/00             5.750           1,999,858
  1,000,000    FHLB Note                                                        7/13/00             5.480             999,800
  3,000,000    FHLB Discount Note                                                7/6/00             6.460           2,997,308
    500,000    FHLB Note                                                         7/3/00             6.190             500,000
                                                                                                                 ------------
               Total Federal Home Loan Bank                                                                         6,496,966
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
  2,613,000    FHLMC Discount Note                                              8/24/00             6.430           2,587,798
  2,500,000    FHLMC Discount Note                                              7/25/00             6.360           2,489,400
  2,000,000    FHLMC Discount Note                                              7/18/00             6.420           1,993,937
  2,000,000    FHLMC Discount Note                                              7/14/00             6.410           1,995,371
    225,290    FHLMC Gold Participation Certificate Pool #G40001                 8/1/00             7.000             225,253
    726,151    FHLMC Pool #M90443                                                3/1/00             6.500             722,223
                                                                                                                 ------------
               Total Federal Home Loan Mortgage Corporation                                                        10,013,982
                                                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
    150,000    FNMA Medium Term Note                                            3/15/01             6.180             149,047
    150,000    FNMA Medium Term Note                                             2/2/01             5.600             148,766
    157,000    FNMA Medium Term Note                                            1/16/01             5.380             155,652
    500,000    FNMA Medium Term Note                                           10/13/00             4.390             497,046
                                                                                                                 ------------
               Total Federal National Mortgage Association                                                            950,511
                                                                                                                 ------------

STUDENT LOAN MARKETING ASSOCIATION ("SLMA")
    920,000    SLMA Medium Term Note                                            11/3/00             6.045             917,342
                                                                                                                 ------------
               Total Student Loan Marketing Association                                                               917,342
                                                                                                                 ------------

TENNESSEE VALLEY AUTHORITY ("TVA")
    500,000    TVA Power Bond 1995 Series B                                     6/10/01             6.000             499,457
                                                                                                                 ------------
               Total Tennessee Valley Authority                                                                       499,457
                                                                                                                 ------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                                                                       20,874,908
                                                                                                                 ------------

SHORT TERM -- 85.2%

COMMERCIAL PAPER
  4,000,000    American General Finance Corporation                            11/20/00             6.580           3,895,926
  3,500,000    American General Finance Corporation                              7/6/00             5.950           3,497,108
  3,000,000    American Express Credit Corporation                             10/17/00             6.530           2,941,230
  4,000,000    American Express Credit Corporation                               9/5/00             6.580           3,951,747
    500,000    American Express Credit Corporation                              7/10/00             6.540             499,182
  3,500,000    Associates Corporation                                           9/18/00             6.540           3,449,769
  3,500,000    Associates Corporation                                            9/5/00             6.560           3,457,907
    500,000    Associates Corporation                                           7/17/00             6.540             498,542
    500,000    The CIT Group Holdings Corporation                              10/23/00             6.680             489,423
  4,000,000    The CIT Group Holdings Corporation                               9/11/00             6.180           3,950,560
  3,000,000    The CIT Group Holdings Corporation                                8/8/00             6.100           2,980,683
  4,500,000    Citicorp                                                          8/3/00             6.510           4,473,146
  3,000,000    Citicorp                                                          7/5/00             6.550           2,997,817
  1,000,000    DuPont EI De Nemours Company                                     8/17/00             6.580             991,409
  3,000,000    DuPont EI De Nemours Company                                     7/21/00             6.500           2,989,167
  1,000,000    DuPont EI De Nemours Company                                     7/12/00             6.510             998,011
  3,500,000    Ford Motor Credit Corporation                                   10/10/00             6.570           3,435,486
  3,500,000    Ford Motor Credit Corporation                                     9/7/00             6.560           3,456,631
    500,000    Ford Motor Credit Corporation                                    7/10/00             6.540             499,182
  2,000,000    General Electric Capital Corporation                              1/9/01             6.670           1,928,853
  5,500,000    General Electric Capital Corporation                              8/1/00             6.000           5,471,584
  4,000,000    General Motors Acceptance Corporation                            10/5/00             6.580           3,929,814
  3,500,000    General Motors Acceptance Corporation                            7/10/00             5.980           3,494,768
  3,000,000    Household Finance Corporation                                   11/16/00             6.570           2,924,445
  4,000,000    Household Finance Corporation                                     9/5/00             6.540           3,952,040
    500,000    Household Finance Corporation                                    8/22/00             6.620             495,219
  4,000,000    IBM Credit Corporation                                           8/17/00             6.510           3,966,003
  3,500,000    IBM Credit Corporation                                           7/21/00             6.500           3,487,361
  3,000,000    John Deere Capital Corporation                                  11/15/00             6.560           2,925,107
    500,000    John Deere Capital Corporation                                   8/22/00             6.640             495,233
  4,000,000    John Deere Capital Corporation                                    8/7/00             6.550           3,973,072
  3,500,000    Marshall & Ilsley Corporation                                     8/9/00             6.130           3,476,757
  3,500,000    Marshall & Ilsley Corporation                                    7/10/00             6.100           3,494,663
  4,000,000    Merrill Lynch                                                    8/21/00             6.650           3,962,317
  3,500,000    Merrill Lynch                                                    8/11/00             6.530           3,473,971
  4,000,000    Norwest Financial Corporation                                    10/6/00             6.600           3,928,867
  3,500,000    Norwest Financial Corporation                                    8/28/00             6.640           3,462,558
  4,000,000    Prudential Funding Corporation                                  11/20/00             6.710           3,893,855
  2,500,000    Prudential Funding Corporation                                   9/25/00             6.570           2,460,762
                                                                                                                 ------------
               Total Commercial Paper                                                                             114,650,175

REPURCHASE AGREEMENT
  8,359,134    Credit Suisse First Boston Corporation                            7/3/00             6.300           8,359,134
                                                                                                                 ------------
                 (Agreement dated 6/30/00, collateralized by $4,989,000
                 U.S. Treasury Bonds, at 12.750%, due 11/15/10, $6,464,848
                 market value and $1,819,000 U.S. Treasury Bonds, at 10.375%, due 11/15/09, $2,106,132 market value)

TOTAL SHORT-TERM                                                                                                  123,009,309
                                                                                                                 ------------
Total Investments, at Amortized Cost                                                                             $144,884,132
                                                                                                                 ------------
                                                                                                                 ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Peter D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

ADMINISTRATOR, DISTRIBUTOR
AND ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
   PFPC Global Fund Services
   P.O. Box 60504
   King of Prussia, Pennsylvania 19406

CUSTODIAN
   Firstar Trust Company
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.